Exhibit 10.2

CHINA DRTV, INC.

2005 SHARE INCENTIVE PLAN

EMPLOYEE SHARE OPTION AGREEMENT

THIS EMPLOYEE SHARE OPTION AGREEMENT (this “Option Agreement”) dated                                  by and between China DRTV, Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and                                          (the “Grantee”) evidences the share option (the “Option”) granted by the Corporation to the Grantee as to the number of the Corporation’s ordinary shares (“Common Shares”) first set forth below.

Number of Common Shares:[1]	Award Date:

Exercise Price per Common Share:[1]	$ Expiration Date:[1],2

Type of Option (check one):	Nonqualified Option [ ]

Incentive Stock Option [ ]

Vesting[1,2] The Option shall become vested as to 25% of the total number of Common Shares subject to the Option on the Award Date. The remaining 75% of the total number of Common Shares subject to the Option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month in which the Award Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the China DRTV, Inc. 2005 Share Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Employee Share Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“GRANTEE”	CHINA DRTV, INC.

Signature	By:

Print Name
Print Name:

Title:
Address

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.3 of the Plan.

CONSENT OF SPOUSE

(optional)

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF EMPLOYEE SHARE OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of Common Shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•	Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional Common Share interests shall be disregarded, but may be cumulated subject to the Plan.

•	Minimum Exercise. No fewer than 100 Common Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Grantee in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.1.2 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

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3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

•	an executed Option Exercise and Common Share Purchase Agreement (stating the number of Common Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

•	payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

•	Common Shares already owned by the Grantee, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of an option or otherwise) must have been owned by the Grantee for at least six (6) months before the date of such exercise; and/or

•	if the Common Shares are then registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Common Shares acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

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4.	Early Termination of Option.

4.1 Possible Termination of Option upon Change in Control. The Option is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.3 of the Plan.

4.2 Termination of Option upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary (other than in the capacity as a member of the board of directors of the Corporation as provided below), the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•	other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 30 days after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 30-day period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 30-day period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s voluntary Retirement (as defined below and other than a termination by the Corporation or a Subsidiary for cause as provided below), then (a) the Grantee will have until the date that is 3 years after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s death or Disability (as defined below), then (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 3 years after the Grantee’s Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of a termination by the Corporation or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

In the event a Grantee who is appointed by the holders of the preferred shares of the Corporation to serve on the board of directors of the Corporation (the “Board”) terminates his

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service to the Corporation (other than in connection with a Change in Control Event or certain similar reorganization events), the Option shall not be subject to Section 4.2 herein but shall be subject to accelerated vesting in accordance with Section 7.2.2 of the Plan.

For purposes of the Option, “Disability” means a permanent disability (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator). For purposes of the Option, “Retirement” means a termination of employment by the Grantee that occurs upon or after the Grantee’s attainment of age 65 and in accordance with the retirement policies of the Corporation (or the Subsidiary that employs the Grantee) then in effect. For purposes of the Option, “Cause” means that the Grantee: (a) has been repeatedly negligent in the discharge of his or her duties to the Corporation or a Subsidiary or has refused to perform stated or assigned duties (other than by reason of a disability or analogous condition); (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (c) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the company or an affiliate; (d) has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); (e) has materially breached any of the provisions of any agreement with the Corporation or a Subsidiary; (f) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or a Subsidiary; or has improperly induced a vendor or customer to break or terminate any contract with the Corporation or a Subsidiary or induced a principal for whom the Corporation or a Subsidiary acts as agent to terminate such agency relationship.

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5.	Non-Transferability.

The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan. Any Common Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Grantee acknowledges that the Option and the Common Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Grantee, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•	The Grantee is acquiring the Option and, if and when he/she exercises the Option, will acquire the Common Shares solely for the Grantee’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the Common Shares within the meaning of the Securities Act, or other applicable state securities laws.

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•	The Grantee has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any Common Shares purchased upon exercise of the Option. The Grantee has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Common Shares. However, in evaluating the merits and risks of an investment in the Common Shares, the Grantee has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•	The Grantee is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Common Shares to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•	The Grantee understands that any Common Shares acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Grantee is familiar.

•	The Grantee has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), which are imposed on the Option and any Common Shares which may be acquired upon exercise of the Option.

•	At no time was an oral representation made to the Grantee relating to the Option or the purchase of Common Shares and the Grantee was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Share.

7.	Lock-Up Agreement.

Grantee may not (nor may any permitted transferee), directly or indirectly, offer, sell or transfer or dispose of any of the Common Shares acquired upon exercise of the Option or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Grantee has notice (The term

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“Grantee” includes, where the context so requires, any permitted direct or indirect transferee of the Grantee.) The Grantee shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Grantee and shall conform the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Grantee from participating in a registration or a public offering of the Common Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 8.

9.	Plan.

The Option and all rights of the Grantee under this Option Agreement are subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

10.	Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

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11.	Governing Law; Limited Rights; Severability.

11.1 British Virgin Islands Laws; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the British Virgin Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

11.2 Limited Rights. The Grantee has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 8.12 of the Plan.

11.3 Severability. If the arbitrator selected in accordance with Section 12.2 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

12.	Arbitration.

12.1 Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the “Notice”). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

12.2 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 12.2, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 12.2 shall prevail.

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12.3 The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the British Virgin Islands and shall not apply any other substantive law.

12.4 Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

12.5 The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

12.6 When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

12.7 The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

13.	Shareholder Approval.

Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Grantee under this Option Agreement are subject to approval of the Plan by the Corporation’s shareholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Memorandum and Articles of Association, and applicable law) within 12 months after the Effective Date of the Plan.

14.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Grantee may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) options or share awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Grantee shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 14 shall not adversely affect the Grantee’s rights under any prior option or share award agreement under the Plan (provided such agreement is expressly labeled as an option or share award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

15.	Effect of this Agreement.

This Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

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16.	Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

[Remainder of page intentionally left blank]

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EXHIBIT A

CHINA DRTV, INC.

2005 SHARE INCENTIVE PLAN

OPTION EXERCISE AND COMMON SHARE PURCHASE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement dated as of                                               (the “Option Agreement”) under the China DRTV Inc. 2005 Share Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase Common Shares (the “Shares”), of China DRTV Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                                                                                                                                                                             .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Corporation’s condensed consolidated financial information.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 5.7 of the Plan and all applicable laws as set forth in Section 8.1 of the Plan;

•	the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the foregoing provisions of this Section 3 and the arbitration provisions of Section 12 of the Terms; and

•	as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Common Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Common Share Purchase Agreement shall be submitted to arbitration in accordance with Section 12.2 of the Terms, and the British Virgin Islands laws shall apply as provided in Section 11.1 of the Terms.

5. Entire Agreement. This Option Exercise and Common Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Common Share Purchase Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.1.2 of the Plan.

“PURCHASER”	ACCEPTED BY: CHINA DRTV, INC.,
Signature	an international business company formed under the laws of the British Virgin Island

Print Name	By:

Date	Its:

(To be completed by the company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

CHINA DRTV, INC.

2005 SHARE INCENTIVE PLAN B

EMPLOYEE SHARE OPTION AGREEMENT

THIS EMPLOYEE SHARE OPTION AGREEMENT (this “Option Agreement”) dated                                  by and between China DRTV, Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and                                          (the “Grantee”) evidences the share option (the “Option”) granted by the Corporation to the Grantee as to the number of the Corporation’s ordinary shares (“Common Shares”) first set forth below.

Number of Common Shares:[1]	Award Date:

Exercise Price per Common Share:[1]	$ Expiration Date:[1],2

Type of Option (check one):	Nonqualified Option [ ]

Incentive Stock Option [ ]

Vesting[1,2] The Option shall become vested as to 25% of the total number of Common Shares subject to the Option on the Award Date. The remaining 75% of the total number of Common Shares subject to the Option shall vest in 36 substantially equal monthly installments, with the first installment vesting on the last day of the month in which the Award Date occurs and an additional installment vesting on the last day of each of the 35 months thereafter.

The Option is granted under the China DRTV, Inc. 2005 Share Incentive Plan B (the “Plan”) and subject to the Terms and Conditions of Employee Share Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“GRANTEE”	CHINA DRTV, INC.

Signature	By:

Print Name
Print Name:

Title:
Address

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.3 of the Plan.

CONSENT OF SPOUSE

(optional)

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF EMPLOYEE SHARE OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and become exercisable in percentage installments of the aggregate number of Common Shares subject to the Option as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•	Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional Common Share interests shall be disregarded, but may be cumulated subject to the Plan.

•	Minimum Exercise. No fewer than 100 Common Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Grantee in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.1.2 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Option.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Option and the rights and benefits under this Option Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

•	an executed Option Exercise and Common Share Purchase Agreement (stating the number of Common Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

•	payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

•	Common Shares already owned by the Grantee, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of an option or otherwise) must have been owned by the Grantee for at least six (6) months before the date of such exercise; and/or

•	if the Common Shares are then registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Common Shares acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

4.	Early Termination of Option.

4.1 Possible Termination of Option upon Change in Control. The Option is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.3 of the Plan.

4.2 Termination of Option upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary (other than in the capacity as a member of the board of directors of the Corporation as provided below), the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•	other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 30 days after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 30-day period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 30-day period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s voluntary Retirement (as defined below and other than a termination by the Corporation or a Subsidiary for cause as provided below), then (a) the Grantee will have until the date that is 3 years after his or her Severance Date to exercise the Option (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s death or Disability (as defined below), then (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 3 years after the Grantee’s Severance Date to exercise the Option, (b) the Option, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Option, to the extent exercisable for the 3-year period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of a termination by the Corporation or a Subsidiary for Cause (as defined below), the Option (whether vested or not) shall terminate on the Severance Date.

In the event a Grantee who is appointed by the holders of the preferred shares of the Corporation to serve on the board of directors of the Corporation (the “Board”) terminates his service to the Corporation (other than in connection with a Change in Control Event or certain similar reorganization events), the Option shall not be subject to Section 4.2 herein but shall be subject to accelerated vesting in accordance with Section 7.2.2 of the Plan.

For purposes of the Option, “Disability” means a permanent disability (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator). For purposes of the Option, “Retirement” means a termination of employment by the Grantee that occurs upon or after the Grantee’s attainment of age 65 and in accordance with the retirement policies of the Corporation (or the Subsidiary that employs the Grantee) then in effect. For purposes of the Option, “Cause” means that the Grantee: (a) has been repeatedly negligent in the discharge of his or her duties to the Corporation or a Subsidiary or has refused to perform stated or assigned duties (other than by reason of a disability or analogous condition); (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (c) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the company or an affiliate; (d) has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); (e) has materially breached any of the provisions of any agreement with the Corporation or a Subsidiary; (f) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or a Subsidiary; or has improperly induced a vendor or customer to break or terminate any contract with the Corporation or a Subsidiary or induced a principal for whom the Corporation or a Subsidiary acts as agent to terminate such agency relationship.

In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5.	Non-Transferability.

The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan. Any Common Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Grantee acknowledges that the Option and the Common Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Grantee, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•	The Grantee is acquiring the Option and, if and when he/she exercises the Option, will acquire the Common Shares solely for the Grantee’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the Common Shares within the meaning of the Securities Act, or other applicable state securities laws.

•	The Grantee has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any Common Shares purchased upon exercise of the Option. The Grantee has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Common Shares. However, in evaluating the merits and risks of an investment in the Common Shares, the Grantee has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•	The Grantee is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Common Shares to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

•	The Grantee understands that any Common Shares acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Grantee is familiar.

•	The Grantee has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), which are imposed on the Option and any Common Shares which may be acquired upon exercise of the Option.

•	At no time was an oral representation made to the Grantee relating to the Option or the purchase of Common Shares and the Grantee was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Share.

7.	Lock-Up Agreement.

Grantee may not (nor may any permitted transferee), directly or indirectly, offer, sell or transfer or dispose of any of the Common Shares acquired upon exercise of the Option or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Grantee has notice (The term

“Grantee” includes, where the context so requires, any permitted direct or indirect transferee of the Grantee.) The Grantee shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Grantee and shall conform the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Grantee from participating in a registration or a public offering of the Common Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 8.

9.	Plan.

The Option and all rights of the Grantee under this Option Agreement are subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

10.	Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

11.	Governing Law; Limited Rights; Severability.

11.1 British Virgin Islands Laws; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the British Virgin Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

11.2 Limited Rights. The Grantee has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 8.12 of the Plan.

11.3 Severability. If the arbitrator selected in accordance with Section 12.2 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

12.	Arbitration.

12.1 Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the “Notice”). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

12.2 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 12.2, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 12.2 shall prevail.

12.3 The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the British Virgin Islands and shall not apply any other substantive law.

12.4 Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

12.5 The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

12.6 When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

12.7 The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

13.	Shareholder Approval.

Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Grantee under this Option Agreement are subject to approval of the Plan by the Corporation’s shareholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Memorandum and Articles of Association, and applicable law) within 12 months after the Effective Date of the Plan.

14.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Grantee may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) options or share awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Grantee shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 14 shall not adversely affect the Grantee’s rights under any prior option or share award agreement under the Plan (provided such agreement is expressly labeled as an option or share award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

15.	Effect of this Agreement.

This Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

16.	Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

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EXHIBIT A

CHINA DRTV, INC.

2005 SHARE INCENTIVE PLAN B

OPTION EXERCISE AND COMMON SHARE PURCHASE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement dated as of                                  (the “Option Agreement”) under the China DRTV Inc. 2005 Share Incentive Plan B (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase Common Shares (the “Shares”), of China DRTV Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:                                                                                                                                                                                                                                             .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Corporation’s condensed consolidated financial information.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 5.7 of the Plan and all applicable laws as set forth in Section 8.1 of the Plan;

•	the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the foregoing provisions of this Section 3 and the arbitration provisions of Section 12 of the Terms; and

•	as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Common Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Common Share Purchase Agreement shall be submitted to arbitration in accordance with Section 12.2 of the Terms, and the British Virgin Islands laws shall apply as provided in Section 11.1 of the Terms.

5. Entire Agreement. This Option Exercise and Common Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Common Share Purchase Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.1.2 of the Plan.

“PURCHASER”	ACCEPTED BY: CHINA DRTV, INC.,
Signature	an international business company formed under the laws of the British Virgin Island

Print Name	By:

Date	Its:

(To be completed by the company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

CHINA DRTV, INC.

AMENDED AND RESTATED 2005 SHARE INCENTIVE PLAN

EMPLOYEE SHARE OPTION AGREEMENT

THIS EMPLOYEE SHARE OPTION AGREEMENT (this “Option Agreement”) dated                                  by and between China DRTV, Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and                                          (the “Grantee”) evidences the share option (the “Option”) granted by the Corporation to the Grantee as to the number of the Corporation’s ordinary shares (“Common Shares”) first set forth below.

Number of Common Shares:[1]	Award Date:

Exercise Price per Common Share:[1]	$ Expiration Date:[1]

Type of Option (check one):	Nonqualified Option [ ]

Incentive Stock Option [ ]

Vesting The Option shall become vested as to 100% of the total number of Common Shares subject to the Option on the Award Date.

The Option is granted under the China DRTV, Inc. Amended and Restated 2005 Share Incentive Plan (the “Plan”) and subject to the Terms and Conditions of Employee Share Option (the “Terms”) attached to this Option Agreement (incorporated herein by this reference) and to the Plan. The Option has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Option set forth herein. The Grantee acknowledges receipt of a copy of the Terms and the Plan, specifically acknowledges and agrees to Section 14 of the Terms, and agrees to maintain in confidence all information provided to him/her in connection with the Option.

“GRANTEE”	CHINA DRTV, INC.

Signature	By:

Print Name
Print Name:

Title:
Address

[1]	Subject to adjustment under Section 7.1 of the Plan.

CONSENT OF SPOUSE

(optional)

In consideration of the Corporation’s execution of this Option Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

TERMS AND CONDITIONS OF EMPLOYEE SHARE OPTION

1.	Vesting; Limits on Exercise.

The Option shall vest and become exercisable as set forth on the cover page of this Option Agreement. The Option may be exercised only to the extent the Option is vested and exercisable.

•	Cumulative Exercisability. To the extent that the Option is vested and exercisable, the Grantee has the right to exercise the Option (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the Option.

•	No Fractional Shares. Fractional Common Share interests shall be disregarded, but may be cumulated subject to the Plan.

•	Minimum Exercise. No fewer than 100 Common Shares (subject to adjustment under Section 7.1 of the Plan) may be purchased at any one time, unless the number purchased is the total number at the time exercisable under the Option.

•	ISO Value Limit. If the Option is designated as an Incentive Stock Option (an “ISO”), as indicated on the cover page of this Option Agreement, and if the aggregate fair market value of the shares with respect to which ISOs (whether granted under the Option or otherwise) first become exercisable by the Grantee in any calendar year exceeds $100,000, as measured on the applicable Award Dates, the limitations of Section 5.1.2 of the Plan shall apply and to such extent the Option will be rendered a Nonqualified Option.

2.	No Employment/Service Commitment.

Nothing contained in this Option Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3.	Method of Exercise of Option.

The Option shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Committee may require pursuant to such administrative exercise procedures as the Committee may implement from time to time) of:

•	an executed Option Exercise and Common Share Purchase Agreement (stating the number of Common Shares to be purchased pursuant to the Option) in substantially the form attached hereto as Exhibit A or such other form as the Administrator may require from time to time (the “Exercise Agreement”);

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•	payment in full for the Exercise Price of the shares to be purchased, in cash or by electronic funds transfer to the Corporation, or by certified or cashier’s check payable to the order of the Corporation subject to such specific procedures or directions as the Administrator may establish;

•	any written statements or agreements required pursuant to Section 8.1 of the Plan; and

•	satisfaction of the tax withholding provisions of Section 8.5 of the Plan.

The Administrator also may, but is not required to, authorize a non-cash payment alternative specified below at or prior to the time of exercise. In which case, the Exercise Price and/or applicable withholding taxes, to the extent so authorized, may be paid in full or in part by delivery to the Corporation of:

•	Common Shares already owned by the Grantee, valued at their Fair Market Value on the exercise date, provided, however, that any shares acquired directly from the Corporation (upon exercise of an option or otherwise) must have been owned by the Grantee for at least six (6) months before the date of such exercise; and/or

•	if the Common Shares are then registered under the Exchange Act and listed or quoted on a recognized national securities exchange or in the NASDAQ National Market Quotation System, irrevocable instructions to a broker to, upon exercise of the Option, promptly sell a sufficient number of Common Shares acquired upon exercise of the Option and deliver to the Corporation the amount necessary to pay the Exercise Price (and, if applicable, the amount of any related tax withholding obligations).

An Option will qualify as an ISO only if it meets all of the applicable requirements of the Code. If the Option is designated as an ISO, the Option may be rendered a Nonqualified Option if the Administrator permits the use of one or more of the non-cash payment alternatives referenced above.

4.	Early Termination of Option.

4.1 Possible Termination of Option upon Change in Control. The Option is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.3 of the Plan.

4.2 Termination of Option upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Option or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary (other than in the capacity as a member of the board of directors of the Corporation as provided below), the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

•	other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 30 days after his or her Severance Date to exercise the Option (or

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portion thereof), and (b) the Option, to the extent not exercised during the 30-day period following the Severance Date, shall terminate at the close of business on the last day of the 30-day period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s voluntary Retirement (as defined below and other than a termination by the Corporation or a Subsidiary for cause as provided below), then (a) the Grantee will have until the date that is 3 years after his or her Severance Date to exercise the Option (or portion thereof) and (b) the Option, to the extent not exercised during the 3-year period following the Severance Date, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of the Grantee’s death or Disability (as defined below), then (a) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 3 years after the Grantee’s Severance Date to exercise the Option, and (b) the Option, to the extent not exercised during the 3-year period following the Severance Date, shall terminate at the close of business on the last day of the 3-year period;

•	if the termination of the Grantee’s employment is the result of a termination by the Corporation or a Subsidiary for Cause (as defined below), the Option shall terminate on the Severance Date.

In the event a Grantee who is appointed by the holders of the preferred shares of the Corporation to serve on the board of directors of the Corporation (the “Board”) terminates his service to the Corporation (other than in connection with a Change in Control Event or certain similar reorganization events), the Option shall not be subject to Section 4.2 herein.

For purposes of the Option, “Disability” means a permanent disability (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator). For purposes of the Option, “Retirement” means a termination of employment by the Grantee that occurs upon or after the Grantee’s attainment of age 65 and in accordance with the retirement policies of the Corporation (or the Subsidiary that employs the Grantee) then in effect. For purposes of the Option, “Cause” means that the Grantee: (a) has been repeatedly negligent in the discharge of his or her duties to the Corporation or a Subsidiary or has refused to perform stated or assigned duties (other than by reason of a disability or analogous condition); (b) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (c) has breached a fiduciary duty, or violated any other duty, law, rule, regulation or policy of the company or an affiliate; (d) has been convicted of, or plead guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); (e) has materially breached any of the provisions of any agreement with the Corporation or a Subsidiary; (f) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation or a Subsidiary; or has improperly induced a vendor or customer to break or terminate any contract with the Corporation or a Subsidiary or induced a principal for whom the Corporation or a Subsidiary acts as agent to terminate such agency relationship.

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In all events the Option is subject to earlier termination on the Expiration Date of the Option or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Option Agreement.

5.	Non-Transferability.

The Option and any other rights of the Grantee under this Option Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan. Any Common Shares issued on exercise of the Option are subject to substantial restrictions on transfer, and are subject to other rights in favor of the Corporation as set forth herein and in the Exercise Agreement.

6.	Securities Law Compliance.

The Grantee acknowledges that the Option and the Common Shares are not being registered under the Securities Act, based, in part, in reliance upon an exemption from registration under Securities and Exchange Commission Rule 701 promulgated under the Securities Act of 1933, and a comparable exemption from qualification under applicable state securities laws, as each may be amended from time to time. The Grantee, by executing this Option Agreement, hereby makes the following representations to the Corporation and acknowledges that the Corporation’s reliance on federal and state securities law exemptions from registration and qualification is predicated, in substantial part, upon the accuracy of these representations:

•	The Grantee is acquiring the Option and, if and when he/she exercises the Option, will acquire the Common Shares solely for the Grantee’s own account, for investment purposes only, and not with a view to or an intent to sell, or to offer for resale in connection with any unregistered distribution, all or any portion of the Common Shares within the meaning of the Securities Act, or other applicable state securities laws.

•	The Grantee has had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the Option and the restrictions imposed on any Common Shares purchased upon exercise of the Option. The Grantee has been furnished with, and/or has access to, such information as he or she considers necessary or appropriate for deciding whether to exercise the Option and purchase Common Shares. However, in evaluating the merits and risks of an investment in the Common Shares, the Grantee has and will rely upon the advice of his/her own legal counsel, tax advisors, and/or investment advisors.

•	The Grantee is aware that the Option may be of no practical value, that any value it may have depends on its vesting and exercisability as well as an increase in the Fair Market Value of the underlying Common Shares to an amount in excess of the Exercise Price, and that any investment in common shares of a closely held corporation such as the Corporation is non-marketable, non-transferable and could require capital to be invested for an indefinite period of time, possibly without return, and at substantial risk of loss.

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•	The Grantee understands that any Common Shares acquired on exercise of the Option will be characterized as “restricted securities” under the federal securities laws, and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances, including in accordance with the conditions of Rule 144 promulgated under the Securities Act, as presently in effect, with which the Grantee is familiar.

•	The Grantee has read and understands the restrictions and limitations set forth in the Plan, this Option Agreement (including these Terms), which are imposed on the Option and any Common Shares which may be acquired upon exercise of the Option.

•	At no time was an oral representation made to the Grantee relating to the Option or the purchase of Common Shares and the Grantee was not presented with or solicited by any promotional meeting or material relating to the Option or the Common Share.

7.	Lock-Up Agreement.

Grantee may not (nor may any permitted transferee), directly or indirectly, offer, sell or transfer or dispose of any of the Common Shares acquired upon exercise of the Option or any interest therein (or agree to do any thereof) (collectively, a “Transfer”) during the period commencing as of 14 days prior to and ending one year, or such lesser period of time as the relevant underwriters may permit, after the effective date of a registration statement covering any public offering of the Corporation’s securities of which the Grantee has notice (The term “Grantee” includes, where the context so requires, any permitted direct or indirect transferee of the Grantee.) The Grantee shall agree and consent to the entry of stop transfer instructions with the Corporation’s transfer agent against the Transfer of the Corporation’s securities beneficially owned by the Grantee and shall conform the limitations hereunder by agreement with and for the benefit of the relevant underwriters by a lock-up agreement or other agreement in customary form. Notwithstanding anything else herein to the contrary, this Section 7 shall not be construed so as to prohibit the Grantee from participating in a registration or a public offering of the Common Shares with respect to any shares which he or she may hold at that time, provided, however, that such participation shall be at the sole discretion of the Board.

8.	Notices.

Any notice to be given under the terms of this Option Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 8.

9.	Plan.

The Option and all rights of the Grantee under this Option Agreement are subject to, and the Grantee agrees to be bound by, all of the terms and conditions of the Plan, incorporated

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herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Option Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Grantee agrees to be bound by the terms of the Plan and this Option Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan and this Option Agreement. Unless otherwise expressly provided in other sections of this Option Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

10.	Entire Agreement.

This Option Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Option Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

11.	Governing Law; Limited Rights; Severability.

11.1 British Virgin Islands Laws; Construction. This Option Agreement and the Exercise Agreement shall be governed by and construed and enforced in accordance with the laws of the British Virgin Islands without regard to conflict of law principles thereunder. The terms of the Option grant have resulted from the negotiations of the parties and each of the parties has had an opportunity to obtain and consult with its own counsel. The language of all parts of the Plan, this Option Agreement (including these Terms) and the Exercise Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against either of the parties.

11.2 Limited Rights. The Grantee has no rights as a shareholder of the Corporation with respect to the Option as set forth in Section 8.7 of the Plan. The Option does not place any limit on the corporate authority of the Corporation as set forth in Section 8.12 of the Plan.

11.3 Severability. If the arbitrator selected in accordance with Section 12.2 or a court of competent jurisdiction determines that any portion of this Option Agreement, the Plan, or the Exercise Agreement is in violation of any statute or public policy, then only the portions of this Option Agreement, the Plan, or the Exercise Agreement, as applicable, which violate such statute or public policy shall be stricken, and all portions of this Option Agreement, the Plan, and the Exercise Agreement which do not violate any statute or public policy shall continue in full force and effect. Furthermore, it is the parties’ intent that any court order striking any portion of this Option Agreement, the Plan, and/or the Exercise Agreement should modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties hereunder.

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12.	Arbitration.

12.1 Any dispute, controversy or claim arising out of or in connection with or relating to this Option Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved through arbitration. A dispute may be submitted to arbitration upon the request of either party with written notice to the other (the “Notice”). The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the “Centre”). There shall be three (3) arbitrators. Each party shall nominate one (1) arbitrator within thirty (30) days after the delivery of the Notice to the other party. The appointment of party nominated arbitrators shall be confirmed by the Centre. Both arbitrators shall agree on the third arbitrator within thirty (30) days of their confirmation by the Centre. Should either party fail to appoint an arbitrator or should the two arbitrators fail within thirty (30) days to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Secretary General of the Centre.

12.2 The arbitration proceedings shall be conducted in English. The arbitration tribunal shall apply the UNCITRAL Arbitration Rules as administered by the Centre at the time of the arbitration. However, if such rules conflict with the provisions of this Section 12.2, including the provisions concerning the appointment of an arbitrator(s), the provisions of this Section 12.2 shall prevail.

12.3 The arbitrators shall decide any dispute submitted by the parties strictly in accordance with the substantive laws of the British Virgin Islands and shall not apply any other substantive law.

12.4 Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

12.5 The costs of arbitration shall be borne by the losing party, unless otherwise determined by the arbitration tribunal.

12.6 When any dispute occurs and when any dispute is under arbitration, except for the matters in dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

12.7 The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

13.	Shareholder Approval.

Notwithstanding anything else contained herein to the contrary, the Option and all rights of the Grantee under this Option Agreement are subject to approval of the Plan by the Corporation’s shareholders (such approval to be obtained in accordance with the terms of the Plan, the Corporation’s Memorandum and Articles of Association, and applicable law) within 12 months after the Effective Date of the Plan.

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14.	Satisfaction of All Rights to Equity.

The Option is in complete satisfaction of any and all rights that the Grantee may have (under an employment, consulting, or other written or oral agreement with the Corporation or any of its Affiliates, or otherwise) to receive (1) options or share awards with respect to the securities of the Corporation or any of its Affiliates, and/or (2) any other equity or derivative security in or with respect to the Corporation or any of its Affiliates. This Option Agreement supersedes the terms of all prior understandings and agreements, written or oral, of the parties with respect to such matters. The Grantee shall have no further rights or benefits under any prior agreement conveying any right with respect to any security or derivative security in or with respect to the Corporation or any of its Affiliates. The foregoing notwithstanding, this Section 14 shall not adversely affect the Grantee’s rights under any prior option or share award agreement under the Plan (provided such agreement is expressly labeled as an option or share award agreement under the Plan and is similar in form to this Option Agreement) which has been signed by an authorized officer of the Corporation.

15.	Effect of this Agreement.

This Option Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

16.	Counterparts.

This Option Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

17.	Section Headings.

The section headings of this Option Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

[Remainder of page intentionally left blank]

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EXHIBIT A

CHINA DRTV, INC.

AMENDED AND RESTATED 2005 SHARE INCENTIVE PLAN

OPTION EXERCISE AND COMMON SHARE PURCHASE AGREEMENT

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Option Agreement dated as of                                          (the “Option Agreement”) under the amended and restated China DRTV Inc. 2005 Share Incentive Plan (the “Plan”), as follows:

•	the Purchaser hereby irrevocably elects to purchase Common Shares (the “Shares”), of China DRTV Inc., an international business company formed under the laws of the British Virgin Islands (the “Corporation”), and

•	such purchase shall be at the price of $ per share, for an aggregate amount of $ (subject to applicable withholding taxes pursuant to Section 8.5 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1. Delivery of Share Certificate. The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to:

                                                                                                                                                                                                                         .

2. Investment Representations. The Purchaser acknowledges that the sale of the Shares by the Purchaser is restricted by Securities and Exchange Commission Rule 701. The Purchaser hereby affirms as made as of the date hereof the representations in Section 6 of the “Terms and Conditions of Option” (which are attached to and a part of the Option Agreement, the “Terms”) and such representations are incorporated herein by this reference. The Purchaser represents that he/she has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, and can afford a complete loss of the purchase price for the Shares.

The Purchaser acknowledges receipt of the Corporation’s condensed consolidated financial information.

3. Limitation on Disposition and Other Restrictions. The Shares are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Shares to the Purchaser:

•	any transfer of the Shares must comply with the restrictions on transfer set forth in Section 5.7 of the Plan and all applicable laws as set forth in Section 8.1 of the Plan;

•	the Shares are subject to, and following any otherwise permitted transfer of the Shares, the Shares shall remain subject to and the transferee shall be bound by, the lock-up provisions set forth in Section 7 of the Terms, the foregoing provisions of this Section 3 and the arbitration provisions of Section 12 of the Terms; and

•	as a condition to any otherwise permitted transfer of the Shares, the Corporation may require the transferee to execute a written agreement, in a form acceptable to the Administrator, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the Shares.

4. Plan and Option Agreement. The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement (including the Terms), both of which are incorporated herein by this reference. If a conflict or inconsistency between the terms and conditions of this Option Exercise and Common Share Purchase Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern. The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Terms and a disclosure statement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them. Any controversy or claim arising out of or relating to this Option Exercise and Common Share Purchase Agreement shall be submitted to arbitration in accordance with Section 12.2 of the Terms, and the British Virgin Islands laws shall apply as provided in Section 11.1 of the Terms.

5. Entire Agreement. This Option Exercise and Common Share Purchase Agreement, the Option Agreement (including the Terms), and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan, the Option Agreement and this Option Exercise and Common Share Purchase Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

6. Notice of Sale of ISO Shares. If the Shares are being acquired upon exercise of an Option intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Award Date set forth in the Option Agreement, the Purchaser shall provide the notice required under Section 5.1.2 of the Plan.

“PURCHASER”	ACCEPTED BY: CHINA DRTV, INC.,
Signature	an international business company formed under the laws of the British Virgin Island

Print Name	By:

Date	Its:

(To be completed by the company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

ACORN INTERNATIONAL, INC.

2006 EQUITY INCENTIVE PLAN

SHARE APPRECIATION RIGHTS AWARD AGREEMENT

THIS SHARE APPRECIATION RIGHTS AWARD AGREEMENT (this “Award Agreement”) dated                                          by and between ACORN INTERNATIONAL, INC., a company formed under the laws of the Cayman Islands (the “Corporation”), and                                          (the “Grantee”) evidences the award (the “Award”) granted by the Corporation to the Grantee of the number of share appreciation rights (the “SARs”) first set forth below.

Number of SARs:[1]		Award Date:

Base Price per SAR:[1]	$	Expiration Date:[1],2

Vesting[1,2] The Award is subject to time-based and performance-based vesting requirements as set forth in Section 1 of the attached Terms and Conditions of Share Appreciation Rights (the “Terms”) attached to this Award Agreement (incorporated herein by this reference).

The Award is granted under the Acorn International, Inc. 2006 Equity Incentive Plan (the “Plan”) and subject to the Terms and to the Plan. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee. Capitalized terms are defined in the Plan if not defined herein. The parties agree to the terms of the Award set forth herein. The Grantee acknowledges receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

“GRANTEE”	ACORN INTERNATIONAL, INC.
a company formed under the laws of the Cayman Islands
Signature	By:

Print Name:

Print Name	Title:

CONSENT OF SPOUSE

In consideration of the Corporation’s execution of this Award Agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

Signature of Spouse	Date

[1]	Subject to adjustment under Section 7.1 of the Plan.
[2]	Subject to early termination under Section 4 of the Terms and Section 7.4 of the Plan.

TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

1.	Vesting; Limits on Exercise.

1.1    [Performance-Based Vesting. Notwithstanding any other provision herein, no portion of the Award shall vest and become exercisable, and no SARs shall be payable hereunder, unless the Adjusted Net Income (as defined below) of the Corporation for its [2006/2007] fiscal year equals or exceeds the amount set for on [Schedule 1/Schedule 2] attached hereto. In respect of any year, “Adjusted Net Income” means net income for that year as reflected in the Corporation’s audited U.S. GAAP financial statements for that year, excluding any non-cash impairment charges and non-cash stock-based compensation charges and plus or minus, as applicable, the net increase or decrease in the December 31 aggregate deferred revenue balance for that year compared to the prior year. [For avoidance of doubt, the year-end aggregate deferred revenue balance as of December 31, 2005 is deemed to be zero]. The Administrator shall adjust the performance goal referred to above to the extent (if any) it determines that the adjustment is necessary or advisable to preserve the intended incentives and benefits to reflect (1) any share split, reverse share split, share dividend, material change in corporate capitalization, any material corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing), or any complete or partial liquidation of the Corporation, (2) any change in accounting policies or practices, (3) the effects of any special charges to the Corporation’s earnings, or (4) any other similar special circumstances.]3

1.2    Time-Based Vesting. Subject to early termination of the Award as provided in Section 4 below[, in the event that the performance-based criteria set forth in Section 1.1 above is satisfied], the Award shall vest and become exercisable as to 25% of the total number of SARs subject to the Award on [May 1, 2007/May 1, 2008/the date of grant]. The remaining 75% of the total number of SARs subject to the Award shall become vested in 36 substantially equal monthly installments thereafter, with the first installment vesting on [May 31, 2007/May 31, 2008/May 31, 2006] and an additional installment vesting on the last day of each of the 35 months thereafter. The SARs may be exercised only to the extent the SARs are vested and exercisable.4

1.3    Limits on Exercise. The following rules shall apply to any exercise of the SARs pursuant to this Award Agreement:

•	Cumulative Exercisability. To the extent that the SARs are vested and exercisable, the Grantee has the right to exercise the SARs (to the extent not previously exercised), and such right shall continue, until the expiration or earlier termination of the SARs.

•	No Fractional SARs. Fractional SARs shall be disregarded, but may be cumulated.

[3]	Note – this section to be used only in SAR grants intended to be dependent on the 2006 and 2007 net income.
[4]	Note – this section to be conformed based on whether or not a performance threshold is included, and which.

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•	Minimum Exercise. No fewer than 100[1] SARs may be exercised at any one time, unless the number exercised is the total number at the time exercisable under the Award.

2.	Continuance of Employment/Service Required; No Employment/Service Commitment.

The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 4 below or under the Plan.

Nothing contained in this Award Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, affects the Grantee’s status, if he or she is an employee, as an employee at will who is subject to termination without cause, confers upon the Grantee any right to remain employed by or in service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation.

3.	Exercise and Payment of SARs.

3.1    Method of Exercise. The SARs shall be exercisable by the delivery to the Secretary of the Corporation (or such other person as the Administrator may require pursuant to such administrative exercise procedures as the Administrator may implement from time to time) of a written notice stating the number of SARs to be exercised pursuant to the Award or by the completion of such other administrative exercise procedures as the Administrator may require from time to time.

3.2    Payment of SARs.

(A) Amount. Upon the exercise of the SARs and the attendant surrender of an exercisable portion of the Award, the Grantee will be entitled to receive payment of an amount (subject to the tax withholding provisions of Section 3.3) determined by multiplying:

•	the difference (but not less than zero) obtained by subtracting the Base Price of the SARs being exercised from the per-share fair market value (determined in accordance with the applicable provisions of the Plan) of the Common Shares of the Corporation as of the date of exercise (the “Exercise Date”), by

•	the number of SARs being exercised.

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(B) Form of Payment. The amount determined under Section 3.2(A) will be paid to the Grantee on or as soon as administratively practicable after the Exercise Date solely by delivery to the Grantee of a number of Common Shares (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to (i) the amount of the payment determined under Section 3.2(A), divided by (ii) the fair market value of a Common Share as of the Exercise Date. The Corporation’s obligation to deliver Common Shares with respect to the SARs is subject to the condition precedent that the Grantee or other person entitled under the Plan to receive any shares with respect to the SARs deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Grantee shall have no further rights with respect to any SARs that are paid or that terminate pursuant to Section 4.

(C) SARs Not Funded. SARs payable under this Award Agreement will be paid from the general assets of the Corporation, and no special or separate reserve, fund or deposit will be made to assure payment of the SARs. Neither this Award Agreement nor any action taken pursuant to the provisions of this Award Agreement will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and Grantee (or any other person). To the extent that Grantee (or any permitted transferee) acquires a right to receive payment pursuant to any SAR hereunder, such right will be no greater than the right of any unsecured general creditor of the Corporation.

3.3    Tax Withholding. Upon payment of any SAR, the Corporation (or the Subsidiary last employing the Grantee) shall have the right at its option to (a) require the Grantee to pay or provide for payment in cash of the amount of any taxes that the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution, or (b) deduct from any amount payable to the Grantee the amount of any taxes which the Corporation or the Subsidiary may be required to withhold with respect to such payment and/or distribution. In any case where a tax is required to be withheld in connection with the delivery of Common Shares under this Award Agreement, the Administrator may, in its sole discretion, direct the Corporation or the Subsidiary to reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value (with the “fair market value” of such shares determined in accordance with the applicable provisions of the Plan), to satisfy such withholding obligation at the minimum applicable withholding rates.

4.	Early Termination of Award.

4.1    Possible Termination of Award upon Change in Control. The Award is subject to termination in connection with a Change in Control Event or certain similar reorganization events as provided in Section 7.4 of the Plan.

4.2    Termination of Award upon a Termination of Grantee’s Employment or Services. Subject to earlier termination on the Expiration Date of the Award or pursuant to Section 4.1 above, if the Grantee ceases to be employed by or ceases to provide services to the Corporation or a Subsidiary, the following rules shall apply (the last day that the Grantee is employed by or provides services to the Corporation or a Subsidiary is referred to as the Grantee’s “Severance Date”):

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•	other than as expressly provided below in this Section 4.2, (a) the Grantee will have until the date that is 3 months after his or her Severance Date to exercise the Award (or portion thereof) to the extent that it was vested on the Severance Date, (b) the Award, to the extent not vested on the Severance Date, shall terminate on the Severance Date, and (c) the Award, to the extent exercisable for the 3-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 3-month period;

•	if the termination of the Grantee’s employment or services is the result of the Grantee’s Retirement (as defined below), (a) unless the Administrator shall otherwise determine within 10 days of the Grantee’s Severance Date, the Award, to the extent not then vested, shall become fully vested as of the Severance Date, (b) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee’s Severance Date to exercise the Award, and (c) the Award, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period;

•	if the termination of the Grantee’s employment or services is the result of the Grantee’s death or Total Disability (as defined below), (a) the Award, to the extent not then vested, shall become fully vested as of the Severance Date, (b) the Grantee (or his beneficiary or personal representative, as the case may be) will have until the date that is 12 months after the Grantee’s Severance Date to exercise the Award, and (c) the Award, to the extent exercisable for the 12-month period following the Severance Date and not exercised during such period, shall terminate at the close of business on the last day of the 12-month period; and

•	if the Grantee’s employment or services are terminated by the Corporation or a Subsidiary for Cause (as defined below), the Award (whether vested or not) shall terminate on the Severance Date.

For purposes of the Award, “Retirement” means a termination of employment or service by the Grantee that occurs upon or after the Grantee’s attainment of age 65 and in accordance with the retirement policies of the Corporation (or the Subsidiary that employs the Grantee) then in effect.

For purposes of the Award, “Total Disability” means a “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code or as otherwise determined by the Administrator).

For purposes of the Award, “Cause” means that the Grantee:

(1)	has been negligent in the discharge of his or her duties to the Corporation or any of its Subsidiaries, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a disability or analogous condition) incapable of performing those duties;

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(2)	has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has been convicted of a felony or misdemeanor (other than minor traffic violations or similar offenses);

(3)	has materially breached any of the provisions of any agreement with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or

(4)	has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; has improperly induced a vendor or customer to break or terminate any contract with the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries; or has induced a principal for whom the Corporation, any of its Subsidiaries or any affiliate of the Corporation or any of its Subsidiaries acts as agent to terminate such agency relationship.

In all events the Award is subject to earlier termination on the Expiration Date of the Award or as contemplated by Section 4.1. The Administrator shall be the sole judge of whether the Grantee continues to render employment or services for purposes of this Award Agreement.

5.	Non-Transferability.

The Award and any other rights of the Grantee under this Award Agreement or the Plan are nontransferable and exercisable only by the Grantee, except as set forth in Section 5.7 of the Plan.

6.	Notices.

Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the address last reflected on the Corporation’s payroll records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be delivered in person or shall be enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Grantee is no longer employed by the Corporation or a Subsidiary, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 6.

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7.	Plan.

The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the Plan, incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Award Agreement (including these Terms). The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

8.	Entire Agreement.

This Award Agreement (including these Terms) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.	Governing Law.

This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the Cayman Islands without regard to conflict of law principles thereunder.

10.	Effect of this Agreement.

Subject to the Corporation’s right to terminate the Award pursuant to Section 7.4 of the Plan, this Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.

11.	Counterparts.

This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12.	Section Headings.

The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

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